EXHIBIT 10.13

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

601 Lee Rd. Chesterbrook Corporate Center Wayne, PA 19087 Phone: 610-540-0202 Fax: 610-540-5100

Master Product Agreement	Number: HCSC-01P

This Master Product Agreement (“Agreement”) dated November 15, 2005 (“Effective Date”) is between MEDecision, Inc. (“MEDecision”) and Health Care Service Corporation, a Mutual Legal Reserve Company d/b/a Blue Cross Blue Shield of Illinois, Blue Cross Blue Shield of Texas, Blue Cross Blue Shield of New Mexico(“Customer” or “HCSC”) on behalf of itself and its Affiliates(collectively, “Customer”) with its principal offices at 300 E. Randolph, Suite 2400, Chicago, IL 60601, 901 S Central Expressway, Richardson, TX 75080-7599, and P.O. Box 27630, Albuquerque, NM, respectively.

1.  GRANT OF LICENSE.

1.1. License Grant. Subject to the terms of this Agreement, MEDecision will grant to Customer a license for Products as set forth on Schedules entered into by the parties.

1.2. License Conditions.

(a) Ownership. Except as set forth in Exhibit D - [***] to Schedule 1 to this Agreement, or otherwise in this Agreement or in an SOW to the Master Services Agreement entered into by the parties, MEDecision and its suppliers own all rights, title, and interest in and to the Products, the Derivative Works and the MEDecision Confidential Information. MEDecision’s and its suppliers rights include all intellectual property rights.

(b) Copying, Modification, Access and Distribution. Customer may make copies of each Product for back-up, testing and disaster recovery purposes provided that only the number of Instances of the Product licensed under a Schedule to this Agreement are in operation at any time. All copies of Products must contain MEDecision’s and its suppliers’ proprietary rights notices. The Products may not be modified, altered or enhanced except as authorized by MEDecision in writing. Except as specified on a Schedule to this Agreement, Customer may not use the Products as part of an application service provider, in connection with a service bureau, or for the benefit of any third party. In no event may Customer transfer, sublicense or distribute the Products.

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

(c) Reverse Engineering. Customer may not attempt to decompile, disassemble or reverse engineer any Product.

2. SUPPORT. Support as of the Effective Date are set forth in the attached Support Appendix, Appendix A. MEDecision will notify Customer in writing no later than [***] prior to the renewal date for Support services. Customer may renew Support on the terms and conditions set forth on a Schedule to this Agreement.

3.  PAYMENT TERMS.

3.1. Payments; Taxes. Except as provided on a Schedule to this Agreement, payments of all invoices are due on the invoice date and payable within [***]. MEDecision will provide a Purchase Order number on all invoices. Customer will be responsible for promptly delivering to MEDecision a purchase order for all items purchased under this Agreement, however, it is understood and agreed that the terms and conditions of any such purchase order are superseded by the terms and conditions of this Agreement to the extent of any inconsistencies. Fees do not include any sales, use, withholding or similar tax, or duties. MEDecision will separately itemize any applicable taxes or duties on each invoice. Customers will be responsible for paying applicable taxes or duties later assessed by any government agency, except for taxes on MEDecision’s income. If Customer disputes any amounts set forth on an invoice, Customer will promptly notify MEDecision in writing and the parties will work together in good faith to resolve any such disputes.

3.2. Reports. Upon MEDecision’s reasonable request Customer will provide MEDecision with documentation concerning Customers use and reproduction of the Products. Customer will provide

MEDecision and its agents with reasonable access to information about Product usage during Customers normal business hours to verify the information contained in these usage reports and Customer’s compliance with this Agreement.

4.  CONFIDENTIALITY AND COMPLIANCE.

4.1. Confidentiality. Each party will retain in strict confidence and will not use, disclose, disseminate or commercialize the Discloser’s Confidential Information. The Discloser’s Confidential Information may only be used and disclosed by the Recipient in the course of performing its rights and obligations under this Agreement. The recipient shall limit use and disclosure of confidential information to the recipient’s employees who need to fulfill the recipients contractual obligation. The aforesaid provisions of this paragraph shall not apply to any Confidential Information which the Recipient can demonstrate:

     (i) is or becomes available to the public through no breach of the Agreement;

     (ii) was previously known by the Recipient without any obligation to hold it in confidence;

     (iii) is received from a third party free to disclose such information without restriction;

     (iv) is independently developed by the Recipient without the use of Confidential Information of the Discloser

     (v) is approved for release by written authorization of the Discloser, but only to the extent of such authorization;

     (vi) is required by law or regulation to be disclosed, but only to the extent and for the purposes of such required disclosure; or

     (vii) is disclosed in response to a valid order of a Court or other governmental body of the United States or any political subdivisions thereof, but only to the extent of and for the purposes of such order, and only if the Recipient first notifies the Discloser of the order and permits the Discloser to seek an appropriate protective order.

4.2. HIPAA. The parties agree to the terms set forth in Appendix D - the Business Associate Appendix.

4.3. Member Data. Customer is solely responsible for obtaining all required patient consents and authorizations for purposes of using, receiving, storing, disclosing, transmitting or viewing all Member Data used, received, stored, disclosed, transmitted or viewed in connection with the Products.

5.  CUSTOMER RESPONSIBILITIES.

5.1. System. Except as set forth explicitly in this Agreement, Customer is responsible for all hardware, software, configurations and communications necessary for using the Products as set forth in the applicable Documentation.

5.2. Marketing. Customer agrees that upon the prior written approval of Customer, MEDecision may use the Customer name for marketing and promotional materials. Customer retains exclusive rights to the names and symbols Blue Cross and Blue Shield (of Illinois, of Texas, of New Mexico) together with any distinctive trademarks or service marks (together the “HCSC Marks”) and MEDecision agrees not to use the HCSC Marks or any derivative thereof in any manner during the term of this Agreement without the prior written consent of Customer.

6.  ACCEPTANCE, WARRANTY AND DISCLAIMER.

6.1. Warranty and Acceptance. Each Product will be deemed accepted by Customer upon delivery to Customer. MEDecision warrants that, on the initial Product delivery, and for a period of [***] thereafter, the Product will substantially conform in all material respects with its Documentation. Customer may test the Products for up to [***] from receipt of the Product to determine whether it performs in accordance with the applicable Documentation. Customer may notify MEDecision in writing of its intent to return a Product for non-conformance during this period. Upon receipt of this notice, MEDecision will have a reasonable period of time to cure the non-conformance. If MEDecision is unable to cure the non-conformance, Customer may return the non-conforming Product, and will immediately cease using such Product. The license will be considered terminated with regard to the returned Products and Customer’s sole remedy will be for MEDecision to refund license fees paid, if any, for returned Products.

6.2. Viruses; Disabling Codes. None of the Product contains any “virus” or other computer software routine or hardware components which are designed to (i) permit any unintended third party access to or use of the Product, (ii) disable or damage hardware or damage, erase or delay access to Products or data, or (iii) perform any other similar destructive or malicious actions. MEDecision will not knowingly insert into such Products any code or other device which would have the effect of disabling, damaging, erasing, delaying or otherwise shutting down all or any hardware, software, systems, or data. MEDecision will not invoke, and will use all commercially reasonable

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

efforts to prevent Customer from invoking, any such code or other device.

6.3. DISCLAIMER. THE PRODUCTS WERE DEVELOPED AS TOOLS TO BE USED AS AN ADJUNCT TO GOOD PROFESSIONAL JUDGMENT BY THE CUSTOMER’S STAFF AND DO NOT REPLACE OR SUPERSEDE PROFESSIONAL JUDGMENT AND DISCRETION OR THE USE OF PHYSICIANS AND PSYCHOLOGISTS TO MAKE DECISIONS. THE PRODUCTS ARE NOT INTENDED TO BE MEDICAL DIAGNOSTIC TOOLS AND THE PRODUCTS ARE NOT INTENDED TO ENABLE CUSTOMER TO ESTABLISH MEDICAL TREATMENT REGIMENS. THE PRODUCTS ARE NOT AND ARE NOT INTENDED TO BE A MEDICAL OPINION AND ARE NOT A SUBSTITUTE FOR MEDICAL DIAGNOSIS, TREATMENT OR OTHER CARE RENDERED BY A LICENSED MEDICAL PROFESSIONAL PRACTITIONER. THEREFORE, IT IS THE RESPONSIBILITY OF THE CUSTOMER’S STAFF AND CONSULTANTS, USING THEIR PROFESSIONAL JUDGMENT, TO APPLY OR NOT APPLY THE PRODUCTS DURING THE REVIEW OF INDIVIDUAL CASES. THE CUSTOMER AGREES THAT IT HAS THE LAST AND BEST OPPORTUNITY TO DETERMINE IF THE PRODUCTS ARE CORRECT AND APPLICABLE IN THE REVIEW OF INDIVIDUAL CASES. THE PRODUCTS ARE NOT AND ARE NOT INTENDED TO BE MEDICAL DIAGNOSTIC TOOLS AND THE PRODUCTS ARE NOT INTENDED TO ENABLE CUSTOMER TO ESTABLISH MEDICAL TREATMENT REGIMENS. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, MEDECISION WILL NOT BE LIABLE FOR ANY PEER REVIEW COMPLAINTS OR LEGAL ACTION RESULTING FROM THE USE OF THE PRODUCTS BY THE CUSTOMER. MEDECISION EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS, WARRANTIES, GUARANTEES, CONDITIONS AND UNDERTAKINGS WITH RESPECT TO THE PRODUCTS AND DOCUMENTATION, MEDECISION INFORMATION AND THEIR PERFORMANCE, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.  LIMITATION OF LIABILITY.

MEDecision’s and Customer’s liability for any cause of action arising under or in connection with this Agreement or otherwise (whether arising in tort,

contract or otherwise) will be limited to [***] . Under no circumstances will MEDecision or Customer be liable for any incidental, special, punitive or consequential damages arising out of or in connection with this Agreement or otherwise, including but not limited to, liability for lost profits, business interruption or loss of business. Notwithstanding any provisions to the contrary in this Agreement, MEDecision shall be liable for all direct damages sustained by Customer arising out of the negligent acts of MEDecision, its agents and employees. The limitation of liability provisions shall not apply to any party for (a) any claims of infringement of any patent, copyright, trademark, service mark or other proprietary right; (b) liability for death or bodily injury; (c) damage to tangible property; (d) theft; or (e) proven gross negligence or willful misconduct.

8.  INDEMNITIES.

8.1. Indemnification for Infringement of Intellectual Property Rights. MEDecision represents and warrants that it has the right and authority to enter into this Agreement and to the best of its knowledge and belief, it has the rights to grant the licensing rights herein described. MEDecision will defend customer against any and all claims that the Products, when used within the scope of this Agreement, infringes a United States patent or copyright and will pay resulting costs, damages, and attorney fees finally awarded, provided that Customer notifies MEDecision promptly in writing of the claims, Customer allows MEDecision to control the defense and settlement of the claims and Customer provides MEDecision with all necessary assistance, information, authority to perform the above. In the event that the Products, in the opinion of MEDecision, are likely to or does become the subject of a claim of infringement, MEDecision shall have the right at its sole option and expense to: a) modify the Products to be non-infringing; b) obtain for Customer a license to continue using the Products at no charge to Customer, or c) accept return of the Products and refund to Customer the license fee paid to MEDecision hereunder for that portion of the Products which is the subject of such infringement. If Customer elects to continue using the Product rather than return it to MEDecision, MEDecision will have no further liability to Customer. MEDecision will not indemnify Customer for infringement if Customer has modified the Product without MEDecision’s assistance, or if Customer uses the Product in conjunction with

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

software, hardware or other equipment not provided by MEDecision, if the use of the Product as originally provided or alone would not be infringing.

8.2. Indemnification by Customer. The Customer agrees to indemnify and defend MEDecision, and to hold MEDecision harmless from and against any and all liability, and claims thereof, and all related expenses (including without limitation attorneys’ fees) arising from Customer’s use of the Products by any employee, agent, contractor, or subcontractor of Customer, provided however that is provision will not apply to any claims arising under Section 8.1 of this Agreement

8.3. Indemnification Procedures. If the indemnified party becomes aware of a Claim that may require indemnification, indemnified party will promptly notify the indemnifying party in writing of the claim and will allow the indemnifying party to assume sole and full control of the defense and settlement of the Claim. The indemnified party will provide the indemnifying party with reasonable assistance and information necessary to defend and settle the claims. The indemnified party’s counsel will have the right to participate in the defense and settlement of the claim, at the indemnified party’s own expense.

9. NONCOMPETITION. Subject to the other provisions of this Agreement, including intellectual property protections and confidentiality obligations: (a) [***] and (b) [***]. However, except as provided in this Agreement, for the duration of this Agreement and for a period of [***], Customer agrees the personnel of Customer specified on Appendix H – Restricted Personnel (by Project Title), [***]. The current list of MEDecision Competitors is listed in Appendix I. For the avoidance of doubt, this does not apply to [***].

10. TERM AND TERMINATION.

10.1. Term. This Agreement commences on the Effective Date of this Agreement and will continue until terminated as set forth in this Section.

10.2. Termination for Breach. Either party may terminate this Agreement or any license to a Product by giving written notice to the other, if the other party fails to remedy any breach of this Agreement within thirty (30) days after its receipt of notice of breach and intent to terminate.

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

10.3. Effect of Termination. On termination of this Agreement or termination or expiration of any license to any Product, the following will occur

(a) All rights granted to the affected Product(s) will immediately terminate. Customer must reinstall and return to MEDecision the affected Product(s) and Derivative Works. MEDecision will, if feasible, return to Customer or destroy all Protected Health Information, in whatever form or medium (including in any electronic medium under MEDecision’s custody or control), that MEDecision created or received for or from Customer, including all copies of and any data or compilations derived from and allowing identification of any individual who is a subject of the Protected Health Information. Each party will return the Confidential Information of the other party.

(b) All rights and obligations granted under Sections 1.2, 2, 3,4, 6, 7, 8, 9, 10, 11 and 12 of this Agreement will survive.

(c) Neither party will be liable to the other for damages, losses, costs or expenses of any kind due to the termination of this Agreement including those arising from the loss of prospective sales, or expenses incurred or investments made in connection with establishing, developing or maintaining either party’s business.

(d) Except as provided in Section 10.3(c) of this Agreement, termination will not affect any claim, liability or right of Customer or MEDecision arising prior to the termination.

(e) MEDecision will return and/or destroy any or all copies of Patient Data and other Confidential Information provided to MEDecision by Customer, as directed by Customer. All costs and expenses associated with the return or destruction will be paid by Customer.

11. GENERAL.

11.1. Independent Parties. Neither Customer nor MEDecision is a legal representative or agent of the other or is legally a partner of the other.

11.2. Entirety. This Agreement, Schedules, Exhibits, and Appendices, including relevant portions of the [***] represent the entire agreement of the parties regarding the subject matter of this Agreement, superseding all previous communications, representations or understandings, either oral or written relating to its subject. Notwithstanding the foregoing, MEDecision and Customer acknowledge that the parties have entered into prior license and support agreements (“Prior Agreements”) for various products. The list of these Prior Agreements, the Products licensed under and the intention of the parties with relation to the products licensed under the Prior Agreements, is set forth in Appendix F - Prior MEDecision/HCSC License Agreements.

Delivery of an executed counterpart of this Agreement by facsimile of any other reliable means will be deemed to be as effective for all purposes as delivery of the manually executed counterpart. This Agreement may not be amended except in writing signed by both parties. No waiver of rights by either party may be implied from any actions or failures to enforce rights under this Agreement

11.3. Severability. Each of the provisions of this Agreement is severable from all of the other provisions. The invalidity or unenforceability of any provision will not affect or impair the remaining provisions, which will continue in full force and effect.

11.4. Restricted Rights Legend - U.S. Government. The Products acquired by the United States of America, its agencies and/or instrumentalities are and will be provided with RESTRICTED RIGHTS FOR SOFTWARE DEVELOPED AT PRIVATE EXPENSE. Use, duplication or disclosure by the U.S. government is subject to the restrictions set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 48 C.F.R. 252.227 or DFAR 52.227, as applicable.

11.5. Export. Customer will not export the Products in violation of the export laws of the United States or of any other country.

11.6. Assignment. Any of the rights and obligations of Customer under this Agreement may be assumed by any subsidiary or Affiliate (including any successor corporation, whether by merger, consolidation, or reorganization), without prior written consent by MEDecision and at no charge to Customer or assuming or successor entity provided that MEDecision is given prior written notice and also provided that the entity assuming the rights and obligations is not a MEDecision Competitor. Any reference in this Agreement to Customer shall include its directors, officers, and employees, as well as the directors, officers and employees of any of its subsidiaries, or affiliate companies (including any successor corporations, whether by merger, consolidation or shall be responsible and liable for all rights and obligations in connection with this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, Customer may assign the Products licensed hereunder at no charge to Customer’s parent corporation or to an Affiliate provided: (i) Customer provides MEDecision with prior written notice; (ii) HCSC and any assignee are current in all license and support fee payments to MEDecision; (iii) the assignee is not a MEDecision Competitor, (iv) the assignee is not in the primary business of providing service bureau, outsourcing or facility management services; and (v) any such assignee agrees in writing to be bound by the terms and conditions of this Agreement. Except in the case of a merger or sale of all or substantially all of its assets or stock, neither

MEDecision nor its successors or assigns may assign this Agreement, in whole or in part, or any rights or obligations arising from this Agreement unless agreed to in writing by HCSC prior to such assignment

11.7. Force Majeure. Neither party shall be liable to the other for any delay or failure to perform due to a Force Majeure Event, provided that this Section will not apply to monies due. Performance times shall be considered extended for a period of time equivalent to the time lost because of any such delay.

11.8. Dispute Resolution.

11.8.1. Informal Dispute Resolution. The parties may, by mutual agreement, attempt to resolve their dispute informally by submitting the dispute to executives selected by each party (a maximum of two persons for each party). These executives shall meet as often as necessary to gather and analyze information relevant to resolving the dispute and shall negotiate in good faith. All proposals and information exchanged as well as discussions during this informal process will be considered settlement discussions and proposals and will be inadmissible in any subsequent proceedings.

11.8.2. Mediation. If no settlement is reached in the informal dispute discussions, either party may within thirty (30) days from the date of a written communication that the informal dispute process was unsuccessful give notice to the other party that the noticing party wishes to pursue formal mediation and designate an organization or company specializing in providing neutral, third-party mediators. Neither party may unreasonably withhold consent to the selection of mediator. The parties agree to pay their own costs and to equally share the cost of mediation services. The parties agree to be represented at the mediation meeting by individuals with full decision-making authority regarding the matters in dispute. judicial proceedings if there has been no timely request for mediation, good faith efforts to resolve the dispute by mediation have been unsuccessful 120 days after the initial request for mediation, interim relief from a court is necessary to prevent serious or irreparable injury to one party or to others, or a complaint must be filed prior to the running of the applicable statute of limitations.

11.9. Jurisdiction. This Agreement will be governed by the laws of Illinois without regard for its choice of law provisions. All disputes arising out of or relating to this Agreement or termination or breach thereof initially brought by MEDecision will be submitted to the exclusive jurisdiction of a court of competent jurisdiction located in Chicago, Illinois and each party irrevocably consents to such personal jurisdiction and waives all objections thereto.

11.10. Notices. Any notices pertaining to this Agreement shall be given in writing and shall be deemed duly given when personally delivered to the authorized representatives of the other party as listed below or sent by certified mail, return receipt requested, postage prepaid. A notice sent by certified mail shall be deemed given on the date of receipt or refusal of receipt All notices shall be addressed to the appropriate party as follows:

To HCSC:	Health Care Service Corporation, a
Mutual Legal Reserve Company
300 E. Randolph Street
Chicago, Illinois 60601-5655
Attention: (with a copy to: HCSC's
General Counsel)

To	MEDecision, Inc.
MEDecision:	601 Lee Rd.
Chesterbrook Corporate Center
Wayne, PA 19087
Attention: Chief Financial Officer

11.11. Escrow. Customer may, at its option and expense, enter into MEDecision’s escrow agreement, a copy of which is attached as Appendix E.

11.12. Insurance. At all times during the term of this Agreement, and at the sole cost and expense of MEDecision, MEDecision shall maintain, with companies with an AM rating of A- or better and legally authorized to provide the applicable insurance in the state(s) the premises are located, the insurance coverages described in subsection 11.12.1 below with the specifications and requirements set forth in subsection 11.12.2 below. Such insurance is referred to as the “Required Insurance”.

11.12.1. Required Insurance Coverage:

     (i) Commercial General Liability Insurance with limits of not less than $[***] per occurrence for bodily injury, personal injury and property damage. General liability risks and key exposures to be covered shall include, but not be limited to, the premises and MEDecision operations in connection with the premises, products and completed operations, blanket contractual, and personal injury. “Premises” for purposes of this section 11.12 shall include any premises used in connection with the performance of services under this Agreement

     (ii) Comprehensive Automobile Liability Insurance coverage with limits of not less than $[***] combined single limit coverage against bodily injury liability and property damage liability arising out of the use of any owned, non-owed or hired motor vehicles by or on behalf of MEDecision, its agents, employees

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

and other persons under MEDecision’s control in connection with this Agreement

     (iii) Excess Umbrella Liability Coverage in an amount not less than $[***]. Such insurance shall be in excess of all liability coverages required in paragraphs (i) and (ii) above; and

     (iv) Workers’ Compensation Insurance in full compliance with all applicable state and federal laws and regulations and which covers all employees of MEDecision. Coverage shall include Employer’s Liability insurance in an amount not less than $[***] per accident, $[***] per illness per employee and $[***] per illness aggregate.

     (v) Fidelity Surety Bonds or an insurance policy which includes employee dishonesty coverage, in an amount not less than $[***] for all employees of MEDecision who provide Services to Customer, if the Services provided under this Agreement include the handling of any funds or accounts of Customer. This bond or policy may be a blanket policy covering all employees of MEDecision.

     (vi) An “All Risk” property insurance policy on a replacement value basis covering MEDecision personal property, contents and equipment at the Premises. Such policy shall contain the appropriate clauses pursuant to which the insurance company or companies waive the right of subrogation against Customer and all of its shareholders, directors, officers, employees, representatives and agents.

     (vii) Professional Liability insurance covering acts, errors or omissions arising out of Services performed under this agreement in an amount no less than $1 million per claim and $5 million per aggregate. A “Claims Made” policy not renewed or replaced shall have an extended reporting period or “tail” of two (2) years.

     (viii) If applicable, Network/Cyber-Liability/E-Commerce insurance covering acts, errors or omissions arising out of Services performed under this agreement in an amount no less than $5 million per occurrence and $5 million per aggregate. A “Claims Made” policy not renewed or replaced shall have an extended reporting period or “tail” of two (2) years.

11.12.2. The following specifications and requirements shall be conditions for all insurance identified in subsection 11.12.1 above:

     (i) The insurance coverage required in paragraphs 11.12.1(i), (ii), (iii), to the extent applicable shall: (A) be on an occurrence form; (B) name Customer as an Additional Insureds; (C) be primary and non contributing to any insurance carried by the Customer (D) shall have waivers of subrogation by the insurers.

     (ii) Should MEDecision engage an entity that is a consultant or subcontractor, all of the coverages requirements set forth in subsection 11.12.1 above will apply to each consultant or subcontractor, unless such requirement is waived in advance in writing by Customer as to any particular subcontractor or consultant MEDecision, not Customer, shall be responsible for monitoring the insurance requirements for consultants and subcontractors and shall provide Customer with evidence in the form of certificates of insurance for such coverage upon the request of Customer.

     (iii) MEDecision shall be responsible for its own deductibles and self-insurance retentions, and such costs shall not be the responsibility or liability of Customer.

     (iv) Not less than five (5) days prior to the commencement of Services under this Agreement, MEDecision shall furnish, or cause to be furnished, certificates of insurance, in form and substance satisfactory to Customer, evidencing all of the above described coverages. MEDecision shall also furnish renewal certificates at least fifteen (15) days prior to each renewal period and upon reasonable request of Customer. Further, MEDecision shall provide Customer with thirty (30) days written notice prior to any cancellation, in whole or in part, non-renewal, or any material change in the terms of any such policy. Receipt of each Certificate of Insurance or other documentation of insurance or copies of policies by Customer or by any of its representatives which indicate less coverage than required will not constitute a waiver of MEDecision’s obligations to fulfill the insurance requirements in 11.12.

     (v) MEDecision shall be solely responsible for obtaining and paying for any additional insurance or any increase of limits of liability not described above which MEDecision requires for its own protection or on account of its statutory obligations.

11.13. Additional License Provisions.

11.13.1. Customer will not be charged any additional license fees for MEDecision Products:

     (i) resulting solely from a name change, for any reason, to any of the MEDecision Products licensed hereunder or

     (ii) licensed hereunder available for successor operating systems and/or replacement operating systems to the operating system for which the MEDecision Product was originally licensed; or

     (iii) licensed hereunder from one physical location to another or

     (iv) for which functionality was included in a MEDecision Product licensed by Customer and MEDecision subsequently decoupled such functionality and included such functionality within a new MEDecision Product.

11.13.2. The provisions of Section 11.13.1 will not apply to any newly developed or acquired technology, modules or functionality or to any Third Party Products.

11.13.3. Customer will be responsible for all fees related to third party products, hardware, ASP and services to implement the MEDecision Products set forth in Section 11.13.1.

11.14. Debarment. MEDecision certifies that neither the MEDecision nor its employees or subcontractors have been: (i) charged with a criminal offense in connection with obtaining, attempting to obtain, or performing of a public (Federal, state or local) contract or subcontract, (ii) listed by a federal governmental agency as debarred, (iii) proposed for debarment or suspension or otherwise excluded from federal program participation, (iv) been convicted of or had a civil judgment rendered against them regarding dishonesty or breach of trust, including but not limited to, the commission of a fraud including mail fraud or false representations, violation of a fiduciary relationship, violation of Federal or state antitrust statutes, securities offenses, embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; or (v) within a three (3) year period preceding the date of this Agreement, had one or more public transactions (federal, state or local) terminated for cause or default.

MEDecision acknowledges and agrees that it has a continuing obligation to notify Customer in writing within seven (7) business days if any of the above-referenced representations change. MEDecision further acknowledges and agrees that any misrepresentation of its status or any change in its status at any time during the term of this Agreement, may be grounds for immediate termination of this Agreement, at the sole discretion of Customer.

12. DEFINITIONS. Capitalized terms in this Agreement have the following meanings.

Affiliate means an entity that Customer controls, an entity that controls Customer or an entity that is under common control of Company, provided that such entity is not a MEDecision Competitor. For purposes of this provision, control means ownership of at least fifty percent (50%) of the outstanding voting shares of the entity.

ASP means the site in which MEDecision hosts the Network, as described in the ASP Exhibit, Exhibit I to Appendix A -ASP Hosting - Transactions and Information Exchange.

Application Services mean the services provided by MEDecision to Customer for the Hosted Products as described in the ASP Exhibit, Exhibit I to Appendix A - ASP Hosting - Transactions and Information Exchange.

Concurrent Users mean the number of Customer employees authorized to access the Products at any given time.

Confidential Information means all information furnished by a party to this Agreement (“Discloser”) to the other party under this Agreement (“Recipient”) in oral, written or machine-readable form: (a) which has value because it is not generally known, and the Discloser uses reasonable efforts to protect; (b) the Products and all object and source code, Documentation, Derivative Works, branching logic, methods, processes, specifications, designs and development plans; (c) Patient Data and Protected Health Information; and (d) all confidential information relating to each party’s business including business plans, sales projections, business records, prices and customer lists.

Customer Servers mean the computer servers owned, leased or otherwise controlled by the Customer.

Derivative Work means any work based on or incorporating all or any portion of a Product, including mechanical or electronic reproduction, translation, adaptation, change of media or other form, which would represent a violation of MEDecision’s (or its supplier’s) intellectual property rights if done without MEDecision’s consent.

Documentation means the user manuals and operations manuals that accompany a Product, as well as Upgrades of such manuals, in electronic and/or paper formats.

Downtime means the time that the Products are not available to the Customer and End Users due to the Hosted Network not functioning properly. Calculations will exclude time that the Products are not available due to: (I) scheduled maintenance services as specified in Section of this Agreement, (ii) a fault in Customer’s applications, equipment, or Customer’s facilities not located at MEDecision’s ASP; (iii) acts or omissions of Customer, or of any End User; or (iv) reasons of Force Majeure.

End User(s) means those individuals or organizations utilizing the Products.

End User Connection means the Internet or Intranet or other communications connection of the End User.

Error means a failure of the Products to substantially conform in all material respects with the applicable Documentation.

Force Majeure Event means an event outside of a party’s reasonable control including without limitation, restrictions of law, regulations, order or other governmental directives, labor disputes, acts of God, fire, explosions, terrorist acts, fiber optic cable cuts, storm or other similar Hardware means equipment, hardware configuration, audit controls, back-up plans, network management and operating methods necessary to install and use the Products.

Health Care Provider means a health care professional or institution that provides care or services affecting the health of individual(s) on behalf of Customer.

HIPAA means the Health Insurance Portability and Accountability Act of 1996.

Hosted Network means the hardware, software, including the Products, network communication, product and support services within MEDecision’s ASP environment. It shall exclude hardware, software, network communication not provided by MEDecision, and support services outside MEDecision’s ASP environment such as but not limited to, the Customer’s hardware, software and network communications.

Instance means one occurrence of a Product on one Customer Server in a production environment, one occurrence of a Product in a testing environment, and one occurrence of a Product on one Customer Server in a training environment,.

Layered Product is a third party application residing above the operating system that is necessary to operate the Products, but that are not embedded with the Products. Examples of Layered Products include, but are not limited to, WebSphere, WebLogic and the Oracle database.

Line of Business [***]

License Fees mean the fees MEDecision charges for licensing the Products.

MEDecision Competitors means any competitor of MEDecision. The list of MEDecision Competitors as of the Effective Date is listed in Appendix I and specifically referenced in and applicable to Sections 9, 11.6 and the definitions of Affiliate and Third Party Vendor, as contained in this Agreement The current list can be updated from time to time by MEDecision.

MEDecision Product means a MEDecision product identified on a Schedule entered into by the parties during the term of this Agreement, including all associated Documentation.

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDecision Servers mean the computer servers owned, leased or otherwise controlled by MEDecision or Its contractors.

Member/Lives [***]

Patient Data means personally identifiable patient information.

PMPM means per Member/Life per month.

Product(s) mean collectively the MEDecision Product and/or MEDecision Products, the Third Party Products and any Upgrades that MEDecision may provide to Customer as part of the Support described in Section 2 of this Agreement.

Service Bureau means certain processing services provided by MEDecision as further described in the CaseAlert Service Bureau Appendix - Appendix C.

Software means operating system software, databases, communication lines, utility programs and all other items necessary for the proper operation of Customer’s information systems and software applications necessary to install and use the Products and receive Support.

Support means the standard Support services purchased by the Customer as further described in the Customer Support Appendix, Appendix A.

Support Fees mean the fees charged by MEDecision for Product Support.

Telephone Support has the meaning set forth in the Support Appendix, Appendix A.

Third Party Product means a third party product identified on a Schedule entered into by the parties during the term of this Agreement, including all associated Documentation.

Third Party Vendor means an entity that is engaged to provide services for Customer, provided that Customer represents and warrants that: (a) it has written agreements in place with all such entities with terms and conditions at least as protective of MEDecision and the Products then the terms contained in this Agreement; (b) Customer agrees to be liable for all acts and omissions of such entities; and (c) none of such entities is a MEDecision Competitor.

Upgrade means a Release, Version or Maintenance Fix of a MEDecision Product. Release means a later version of a Product identified by a change in the first digit to the left of the decimal point ((X).xx); Version means a later version of a Product identified by a change in the first digit to the right of the decimal point ((x).Xx); and Maintenance Fix means a later version of a Product identified by a change in the second digit to the right of the decimal point ((x).xX).

Users mean the number of Customer employees authorized to access the Products.

Intending to be legally bound, each party has had this Agreement executed by its duly authorized representative.

MEDecision, Inc.		Health Care Service Corporation, a Mutual Legal ReserveCompany d/b/a Blue Cross Blue Shield of Illinois, BlueCross Blue Shield of Texas, Blue Cross Blue Shield of New Mexico

By:	/s/ Danielle Russella	By:	/s/ Pat Maroney

Name:	Danielle Russella	Name:	__________________________________

Title:	Senior Vice President	Title:	__________________________________

Date:	12/28/05	Date:	12/28/05

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 10.13

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Appendix A – Support Appendix

Support consists of three support functions: Technical Support, Business Support and Product Upgrades. Support is included in MEDecision’s Annual Support Fees as described in this Amendment Customer will designate up to three (3) support personnel responsible for contacting MEDecision for reporting Errors, and receiving Technical Support, Business Support and Product Upgrades. To be eligible for Support, the hardware on which the Products are installed must meet MEDecision’s minimum configuration requirements.

MEDecision provides remote telephone Support services for issues, Errors and questions through telephone, fax, and e-mail. MEDecision support analysts will record all Error reports and coordinate responses. Customer can submit issues reports via email, telephone (during the stated support hours below), or voice mail and fax twenty four (24) hours per day, seven (7) days per week. MEDecision will supply telephone numbers and e-mail addresses.

1.      Technical Support

MEDecision will provide Technical Support for Customer as part of Support, [***] , exclusive of MEDecision holidays as set forth in Exhibit 2 of this Appendix A. For Telephone Support needed after these stated business hours [***], Customer will be given access to a beeper. Technical Support requested by Customer beyond the hours stated in Section 6(B) of this Appendix will be charged to Customer at the rates set forth in the Master Services Agreement For Professional Services entered into by the parties. Technical Support is for Error correction services, reporting of bugs, reporting of performance issues, and answering questions about MEDecision products from a systems/operations maintenance perspective as further described in this section.

MEDecision and Customer will cooperate in efforts to resolve reported Errors. For all reported Errors, Customer will submit a test case that duplicates the Error, instruct MEDecision how to duplicate the Error, and provide problem log dumps, diagnostic tests or other investigative support. In addition, MEDecision may specify personnel resources to be supplied by Customer. Customer will provide all reasonably requested information to assist in arriving at a problem solution. MEDecision will assign an issue tracking number and a severity level of the Error, will work to determine the. source of the Errors, and will work to provide at least a temporary resolution in the form of a workaround or other correction, to be followed where necessary by a permanent fix.

Technical Support also consists of MEDecision technical personnel answering Customers questions about the Products in the following areas:
          [***]
          [***]
          [***]
          [***]
          [***]
          [***]

2.      Business Support

MEDecision will provide Business Support for Customer as part of Support[***], exclusive of MEDecision holidays. Business Support required by Customer beyond the stated hours will be charged to Customer at

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDecision’s then current services rates set forth in the Master Services Agreement For Professional Services entered into by the parties

Business Support consists of MEDecision personnel answering Customer’s questions about the Products and their use from a functional perspective in the following areas:

          [***]
          [***]

3.      Product Upgrades

From time to time, MEDecision may make software Upgrades of the MEDecision Products available. Customer is entitled to receive licenses for Upgrades as part of Support Services. Customer has a right to not utilize MEDecision’s professional services to implement Upgrades. In the event that Customer implements any Upgrades without the assistance of MEDecision, Customer will still be entitled to Support Services for such Upgrades. Customer will implement software Upgrades as soon as is reasonably practical. All hardware and third party product costs related to software Upgrades will be the responsibility of Customer. MEDecision will assist Customer in the installation, configuration and customization of Products Upgrades at the rates set forth in the Master Services Agreement For Professional Services entered into by the parties.

4.      General Support Policies

MEDecision provides Support for the current Version of each MEDecision Product and [***]; provided however that MEDecision reserves the right, at any time, to withdraw the availability of Support for a MEDecision Product with [***] prior written notice.

MEDecision will keep its Products compatible with the versions of third-party software listed in MEDecision’s product roadmap. MEDecision will continue to maintain compatibility with such third-party software upgrades or new releases to the extent. MEDecision determines it to be financially and technically expedient to do so.

Customer may elect not to receive, or may cancel, Support. However, if Customer wishes to reinstate Support on a Product, it must pay the Support charges that would have applied during the period of service suspension, and bring the Product up to the most current Version if the Customer is not currently running an existing Version in general support by MEDecision.

MEDecision may identify issues arising from non-MEDecision hardware or software, or from unauthorized modifications to a Product. In such a case, MEDecision reserves the right to charge Customer at the rates set forth in the Master Services Agreement For Professional Services entered into by the parties for time spent on such issues.

All Support services will be provided from MEDecision’s offices. if MEDecision personnel are required to travel to a Customer location to assist in Error correction, MEDecision will charge Customer reasonable travel and living expenses as set forth in Customer’s travel and expense policy set forth in Appendix G — Travel and Expense Policy, plus the rates set forth in the Master Services Agreement For Professional Services entered into by the parties.

Excluded Services

The following services are not included as part of the MEDecision’s Annual Support Fees as described in this Appendix. The following services can be provided, at the request of Customer, at the rates set forth in the Master Services Agreement For Professional Services entered into by the parties.

•	Services for a Product that has been subject to any modification by anyone other than MEDecision and the service becomes necessary due to the modification;

•	Service for a Product which becomes necessary because all required Maintenance Fixes have not been implemented by Customer, including Services/Support for Product Releases, Versions or Maintenance Fixes not supported by MEDecision.

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

•	Service which becomes necessary due to failure of Customer to fulfill its obligations under its written agreements with MEDecision.

•	Services which become necessary due to: (I) failure of computer hardware or equipment or programs not covered herein; or (ii) any cause or causes beyond the reasonable control of MEDecision (e.g. floods, fires, loss of electricity or other utilities), (iii) errors arising from non-MEDecision versions of any product.

•	Services which become necessary to analyze and debug custom reports.

•	Services for the customizations and priority enhancements of a Product.

•	Services for rolling forward customizations of the Product when installing Upgrades.

•	Services for the installation, configuration and customization of a Product or any Upgrades.

•	Services that the Customer is able to perform related to system’s administration and operations of Customer’s systems.

•	Services for a Product for which Customer has discontinued Support.

•	Services required for intervention with regulatory agencies, authorities, etc.

5.       Support Escalation

MEDecision will provide a Customer Support hotline number to address day-to-day support needs. By calling the Customer Support hotline, Customer will be placed in contact with a support analyst. The support analyst may involve other specialists to assist in responding to Customer’s Support request(s). Customer may escalate a Support issue if MEDecision does not respond to any of Customer’s support request(s) in a manner required under this Agreement or if Customer is concerned with the progress or resolution of a reported Support issue. In the event that Customer is escalating a Support issue, Customer may contact the MEDecision personnel in the following order:

CONTACT ORDER	TITLE	Current NAMES	E-MAIL ADDRESS	TELEPHONE & PAGER NUMBERS
1st	[***]	[***]	[***]	[***]
2nd	[***]	[***]	[***]	[***]
3rd	[***]	[***]	[***]	[***]
4th	[***]	[***]	[***]	[***]
5th	[***]	[***]	[***]	[***]

MEDecision may amend the list in the table above by providing written notice to Customer.

6.      Service Levels. The Service Levels set forth in this Section 6 apply to Products installed on Customer Servers as well as those installed at MEDecision’s ASP facility.

A. Definitions

“Customer Prerequisites” are all services, hardware, software and infrastructure to be provided by Customer related to the Products, including those items set forth in Section 6 F below.

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

“Extraordinary Increase in Service” shall mean any event or activity that results in a significant increase in Product usage (i.e., a period in which concurrent utilization of a Product exceeds the utilization of the previous [***] due for example, to a Customer initiative or other factors impacting user activity, including use by authorized users and attacks by unauthorized users.

“Intended Available Hours of Normal Operation”. For the iEXCHANGE Products, Intended Available Hours of Normal Operation means [***] . Intended Available Hours of Normal Operation for all other Products shall be between [***] (excluding Scheduled Downtimes and MEDecision Holidays as set forth on Exhibit 2 to Appendix A).

“Scheduled Downtime” shall mean those times which the Products are not available due to planned maintenance or other required activities.

B.      Target Response Times

MEDecision will use best efforts to adhere to the following schedule in resolving Product Errors during the Intended Available Hours of Normal Operation. The parties will work together in good faith to define the appropriate Priority Level for each Error.

Priority	MEDecision Response Time (2)	Resolution Objective	Description
1	[***]	[***]	A Priority I Error is defined as a [***]
2	[***]	[***]	A Priority 2 Error is defined as a [***].
3	[***]	[***]	A Priority 3 Error is defined as a [***]

Notes:

(1) The parties acknowledge and agree that if [***] remain uncorrected at any given time and Customer believes that such [***] are materially impacting the cost of Customer’s operations, Customer may notify MEDecision in writing and the parties will work together in good faith to assess the impact. If the parties determine that the accumulation of [***] is materially impacting the cost of Customer’s operations, MEDecision will use its best efforts to provide appropriate resources during normal working hours until the Errors are successfully resolved with a target resolution time of thirty (30) days.

(2) Priority 1 and 2 issues require the Customer to contact MEDecision Support via the Support Hot Line number in order to ensure support response within the required Response Time window. Should the initial contact fail, the Customer is required to attempt to contact MEDecision Support via the Support hotline number within [***] and then follow escalation procedures in order to qualify for Response Time Targets as set forth above. Assuming MEDecision’s response is within the Response Time window, that phone contact will satisfy Response Time requirements. Priority 3 issues can be called into the Support Hot Line or emailed to MEDecision Support. If emailed, MEDecision Support will respond with a ticket ID number to the customer within the required Response Time window. The Target Response Times will be tracked by MEDecision.

Metric	Service Level Evaluation
[***]	• “Acceptable” - Greater than or equal to [***]
• “Unacceptable” - Less than[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

C.      Performance Targets

1.      Performance Metric for [***]

MEDecision will use best efforts to ensure that the Products meet the following Performance Goals during the Intended Available Hours of Normal Operation. Performance is defined as [***]. Transaction times will be measured for [***]. For Products hosted at MEDecision’s ASP facility, Performance is measured from [***].

Metric for [***]	Service Level Evaluation
[***]	• “Acceptable” - At least [***]
• “Unacceptable” - Less than [***]

(3) MEDecision will track Performance Targets for MEDecision Hosted Products. The parties will work together to determine the metrics, assumptions and procedures for Customer tracking Performance Targets for Products that are not MEDecision Hosted Products.

2.      Performance Metric for the [***]

MEDecision will deliver data in [***]. This includes MEDecision providing [***]. The performance timeframes specified below are predicated on and includes:

          [***]
          [***]
          [***]
          [***]
          [***]
          [***]
          [***]

Metric for [***]	Service Level Evaluation
[***]	• “Acceptable” - [***]
• “Unacceptable” - [***]

(4) MEDecision will track the Performance Targets [***].

D. Uptime Availability Targets

MEDecision will use its best efforts to ensure that the Products meet the following Availability Goals during Intended Available Hours of Normal Operation. A Product shall be considered “Available” if [***], the Product will be considered Available for the purpose of this Appendix. Availability is measured in terms of [***].

Metric (5)	Service Level Evaluation

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

[***]	• “Acceptable”- [***]
• “Unacceptable”- [***]

(5) MEDecision will track Uptime Availability Targets for MEDecision Hosted Products. The parties will work together to determine the metrics, assumptions and procedures for Customer tracking Uptime Availability Targets for Products that are not MEDecision Hosted Products.

E.      Customer Prerequisites

i.       For Products installed on Customer Servers. Customer acknowledges and agrees that certain hardware, software, infrastructure and services related to the Products are the responsibility of Customer. In addition, Customer acknowledges and agrees that it is Customer’s responsibility to conform to the minimum configuration requirements recommended by MEDecision. In the event that Customer anticipates any Extraordinary Increases in Service, Customer will notify MEDecision in writing as soon as practical upon Customer becoming aware of an event or activity that is reasonably likely to result in an Extraordinary Increase in Service. Upon receipt of such notice, MEDecision will provide Customer with recommendations for hardware, software, infrastructure and services within [***]. MEDecision’s ability to meet the Service Levels contained herein may be adversely affected if Customer’s Prerequisites are not met and Customer agrees that MEDecision shall be excused from any failure to achieve a Service Level to the extent that such failure results from the failure of Customer to perform or provide a Customer Prerequisite.

ii.       For Products installed at MEDecision’s ASP facility. In the event that Customer anticipates any Extraordinary Increases in Service, Customer will notify MEDecision in writing as soon as practical upon Customer becoming aware of an event or activity that is reasonably likely to result in an Extraordinary Increase in Service. Upon receipt of such notice, MEDecision will provide Customer with recommendations for hardware, software, infrastructure and services and any additional associated costs [***]. MEDecision’s ability to meet the Service Levels contained herein may be adversely affected if the recommended hardware, software, infrastructure and services are not implemented. MEDecision shall be excused from any failure to achieve a Service Level to the extent that such failure results from the failure of Customer to approve in a timely manner any additional costs associated with the recommended hardware, software, infrastructure and services.

F.      Exclusions

i.      For Products installed on Customer Servers (e.g., [***]), MEDecision will not be responsible for any failure to meet the Services Level Targets set forth in this Section 6 for any items outside of MEDecision’s control, including items that are [***]. In addition, MEDecision will not be responsible for any failure to meet the Services Level Targets set forth in this Section 6 in the event of an Extraordinary Increase in Service [***].

ii.      For Products installed at MEDecision’s ASP and Service Bureau facility [***], MEDecision will not be responsible for any failure to meet the Services Level Targets set forth in this Section 6 for any items outside of MEDecision’s control, including items that [***]. In addition, MEDecision will not be responsible for any failure to meet the Services Level Targets set forth in this Section 6 in the event of an Extraordinary Increase in Service [***].

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 to Appendix A – ASP Hosting – Transactions and Information Exchange

This ASP Hosting Exhibit I to Appendix A outlines the service levels, roles, responsibilities, and objectives of MEDecision and Customer in support of the Hosted Products and Hosted Network (as defined in Section 12 of this Agreement), operating at MEDecision’s ASP site and accessed via a telecommunications connection between the MEDecision Data Center and Customer’s network.

[***]

The ASP site, as of the Effective Date of this Agreement, is currently located at SunGard in Philadelphia, Pennsylvania. In the event of a transfer of the ASP site from SunGard to another facility, MEDecision will promptly notify Customer of such transfer and will only transfer the ASP site to an equivalent. ASP site, located within the contiguous United States, with a Tier 1 vendor recognized by the Gartner Group.

Definitions

The capitalized terms used in this Appendix are defined below.

“Capacity” means the initial quantity of hardware and, if applicable, software units and bandwidth included in the Managed Services.

“Customer Compartment” means the physical infrastructure dedicated to Customer (e.g., server hardware, networking devices) and hosted within the Data Center.

“Data Center” means the physical location where MEDecision installs the ASP hosting infrastructure and services.

“Intended Available Hours of Normal Operation”. For [***], Intended Available Hours of Normal Operation means [***]. Intended Available Hours of Normal Operation for [***] (excluding Scheduled Downtimes).shall be [***] (excluding Scheduled Downtimes and MEDecision Holidays as set forth on Exhibit 2 to Appendix A).

1.      Scope of Services

MEDecision will provide the following services to support the Product and its associated layered hardware, software and sub-systems that run within MEDecision’s ASP environment and accessed via a telecommunications connection between the MEDecision ASP and Customer’s network:

Product and Facility Provisioning	MEDecision, at MEDecision’s expense, will provide all products and hosting facilities required to support operation of the Hosted Product licensed by Customer.
Systems Operations	MEDecision will provide access to and operation of a data processing environment for the Products, including backup and recovery.
Backups	MEDecision will provide regular application backups (Incremental daily, full weekend, full monthly and full yearly backups) which will be sent to a secure offsite location.
Recovery	All hardware and software problems will be covered by the Hosted Product support process. Data recovery, when required, will be provided as described in the Disaster Recovery section below.

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Infrastructure	MEDecision will provide connectivity to Customer’s local network through the wide-area data communication networks using connectivity provided for in Prior Agreement whereby MEDecision pays for such services and passes such costs through to Customer. Prior to entering into a renewal term with a current vendor or an agreement with a new vendor that provides or will provide such connectivity, Customer must provide written approval of the connectivity costs set forth under such new term or agreement. MEDecision will provide the appropriate system and physical security to assure compliance with the rules and regulations contained in the Business Associate Agreement executed between MEDecision and Customer. MEDecision will also provide uninterrupted power supply systems and appropriate protection for fire and other disasters.
Product Support	MEDecision will provide the Product Support as set forth in Appendix A - Support Appendix.
Application Support	MEDecision will provide operational support of existing application software, such as troubleshooting and correction of processing platforms.
Hosted Network Help Desk Support	MEDecision will provide continuous 24 x 7 monitoring and support for the Hosted Network. The Hosted Network will be attended by MEDecision operators and/or by automated processes. Customer will have access to operators 24 x 7 and will be provided with operator contact information. Customer contact person will be notified (through telephone or email) of any incident that could affect user productivity.
Capacity Planning and Management	MEDecision will provide capacity planning and management and assure satisfaction of availability goals as defined in section 3 below and commercially reasonable response time. In addition MEDecision will provide monthly measurements showing resource utilization and ASP performance reports. Customer will be notified in a timely manner of any capacity or performance issues or predicted issues. MEDecision will provide a commercially reasonable fix for any capacity or performance issues or predicted issues identified in the monthly reports.
Disaster Recovery Services	Each evening, an automated back-up will be performed. One copy will remain on-site at the ASP Hosting facility and one copy will be sent to an offsite facility. The physical structure of the ASP Hosting facility is setup with 2 floors. The facility is also built with reinforced concrete to survive extreme physical stresses. In the event of an incident that requires recovery, the systems would be moved from one floor to the other. In the event of equipment loss, equipment from MEDecision’s officewould be utilized to restore operations of the transactional data store. MEDecision will use its best efforts to restore operations within forty-eight (48) hours of adisaster declaration.

2.      ASP Services Overview

MEDecision ASP hosting services cover all aspects of infrastructure management, including deployment, launch, 24x7 monitoring, security, troubleshooting, and change management of Hosted Network. MEDecision will implement and perform the managed ASP hosting services for Customer to the extent and as described in this Appendix.

3.      Data Access

Upon the written request of Customer, MEDecision will promptly return to Customer or destroy, at Customer’s option, all of Customer’s data in MEDecision’s possession. All costs associated with the destruction or return will be paid by Customer.

4.      Operation and Scheduled Maintenance

MEDecision will use its best efforts to ensure that the Products are available at all times except during scheduled maintenance services currently provided as follows:

•	Monthly Maintenance will be performed between 12:00 noon and 4:00 PM. (EST) on the 3rd Sunday of every month.

•	Maintenance may be performed at any other time mutually agreed to by MEDecision and Customer.

Exhibit 2 to Appendix A – Current MEDecision Holidays (2005)

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents Day

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving Day

•	Day after Thanksgiving Day

•	Christmas Day

•	Day after Christmas Day

Appendix B – Patient Clinical Summary (PCS) Appendix

Transactions and Information Exchange: PCS

PCS is a transaction component of MEDecision’s Transactions and Information Exchange Product suite.

The PCS is created [***]

The result of this data weaving process is a transaction of both summary and detail data information in a single data stream or Patient Clinical Summary (PCS) view.

Following the initial implementation of the PCS transaction, Customer may provide MEDecision with data, at the frequency set forth on a Schedule to this Agreement, which must comply with MEDecision data specifications and data quality standards, currently specified in the [***]

Upon receipt of Customer’s data on media meeting MEDecision’s data specifications and data quality standards, MEDecision will (a) process the included information and (b) weave the data to create the PCS to be delivered (directly or indirectly) to a provider via one of the HCSC-accepted channels, with the agreement that MEDecision be the sole supplier of such individual patient records for the HCSC enterprise for the [***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix C – CaseAlert Service Bureau Appendix

Analytics and Disease Management: CaseAlert

CaseAlert is a software component of MEDecision’s Analytics and Disease Management Product suite.

Summary datasets, datasets containing both summary and detail data, are the information derived from Customer’s data plus enhanced information that result when Customer’s data is processed with the CaseAlert software.

Following the initial installation of the CaseAlert Product, Customer may provide MEDecision with data, at intervals set forth in a Schedule to this Agreement, which must comply with MEDecision data specifications and data quality standards, as specified in the [***].

Upon receipt of Customer’s data on media meeting MEDecision’s data specifications and data quality standards, MEDecision will (a) [***], (b) [***], and (c) [***]. The output of [***] may not be used to provide[***] as further described in Appendix B.

MEDecision’s Service Bureau is a service provided by MEDecision whereby medical claims data, pharmacy data and/or other data supported by the [***] submitted by Customer is processed by and at MEDecision’s Service Bureau facility. MEDecision’s Service Bureau includes:

          [***]
          [***]
          [***]
          [***]
          [***]
          [***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix D – Business Associate Appendix

The Parties acknowledge and agree that the named Business Associate in this Addendum is a “Business Associate” of Covered Entity as that term is defined by the Health Insurance Portability and Accountability Act and its implementing regulations (45 C.F.R. Parts 160-164) (“HIPAA” or “Privacy Rule” or “Security Rule” or “Electronic Transactions Rule’). Capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in HIPAA, which definitions are hereby incorporated by reference.

1.      Obligations and Activities of Business Associate.

(a) Business Associate agrees to use or disclose Protected Health Information only as permitted or required by this Addendum, Agreement or as Required by Law.

(b) Business Associate agrees to use appropriate safeguards and security measures to prevent Use or Disclosure of Protected Health Information other than as provided for by this Addendum. Effective April 20, 2005, Business Associate agrees to implement administrative, technical, and physical measures that reasonably and appropriately protect the confidentiality, integrity, and availability of Electronic Protected Health Information.

(c) Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a Use or Disclosure of Protected Health Information by Business Associate in violation of the requirements of this Addendum.

(d) Business Associate agrees to report to Covered Entity any Use or Disclosure of the Protected Health Information not provided for by this Addendum of which it becomes aware. Business Associate will make the written report to Covered Entity within a time mutually agreed upon by the parties after Business Associate learns of such unauthorized Use or Disclosure. Business Associate’s written report will provide sufficient information to inform the Covered Entity of the nature of the unauthorized Use or Disclosure, the Protected Health Information used or disclosed, and what corrective action Business Associate has or will take to prevent future similar unauthorized Use or Disclosure.

(e) Effective April 20, 2005, Business Associate agrees to report to Covered Entity any successful (i) unauthorized access, Use, Disclosure, modification, or destruction of Electronic Protected Health Information or (ii) interference with Business Associate’s system operations in Business Associate’s information systems of which Business Associate becomes aware. Business Associate will make such report to Covered Entity’s Information Security Office within a reasonable time after Business Associate learns of any successful security incidents. To avoid unnecessary burden on either party, Business Associate will only be required to report, upon the Covered Entity’s request, the attempted, but unsuccessful, unauthorized access, Use, Disclosure, modification, or destruction of the Covered Entity’s Electronic Protected Health Information or interference with system operations in Business Associate’s information systems that involve the Covered Entity’s Protected Health Information of which the Business Associate becomes aware; provided that the Covered Entity’s request shall be made no more often than is reasonable based upon the relevant facts, circumstances and industry practices.

(f) Business Associate agrees to ensure that any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by Business Associate on behalf of Covered Entity, agrees to the same restrictions and conditions and security measures that apply through this Addendum to Business Associate with respect to such information.

(g) Business Associate agrees to make internal practices, books, and records, including policies and procedures and Protected Health Information, relating to the Use and Disclosure of Protected Health Information received from, or created or received by Business Associate on behalf of Covered Entity, available to the Secretary, in a time and manner as reasonably requested by or designated by the Secretary, for purposes of the Secretary determining Covered Entity’s compliance with the Privacy Rule.

(h) Business Associate agrees to document such Disclosures of Protected Health Information and information related to such Disclosures as would be required for Covered Entity to respond to a request by an Individual for an accounting of Disclosures of Protected Health Information in accordance with 45 CFR § 164.528.

(i) Business Associate agrees to provide to Covered Entity or to an Individual, in time and manner as reasonably requested by Covered Entity, information collected in accordance with Section 1(h) of this Addendum, to permit Covered Entity to respond to a request by an Individual for an accounting of Disclosures of Protected Health Information in accordance with 45 CFR §164.528.

(j) Business Associate agrees to provide access to Protected Health Information at the request of Covered Entity or an Individual, and in the time and manner as reasonably requested by Covered Entity, to Covered Entity or, as directed by Covered Entity, to an Individual, in order to meet the requirements under 45 CFR § 164.524.

(k) Business Associate agrees to make any amendment(s) to Protected Health Information that the Covered Entity directs or agrees to pursuant to 45 CFR § 164.526 at the request of Covered Entity or an Individual, and in the time and manner mutually agreed by the parties.

(1) In those instances when Business Associate may conduct Standard Transactions on behalf of the Covered Entity, Business Associate will comply with the HIPAA requirements for Standard Transactions and Data Code Sets.

2.      Permitted Uses and Disclosures by Business Associate. Business Associate may use or disclose Protected Health Information to perform functions, activities, or services for, or on behalf of, Covered Entity as specified in Section 2(a) of this Addendum, provided that such Use or Disclosure would not violate the Privacy Rule if done by Covered Entity or the minimum necessary policies and procedures of the Covered Entity.

(a) The following functions, activities or services by Business Associate shall be considered to be performed for, or on behalf of Covered Entity in Business Associate’s capacity as a Business Associate: processing healthcare data and Product system support and Product maintenance.

(b) Except as otherwise limited in this Addendum, Business Associate may disclose Protected Health Information for the proper management and administration of the Business Associate, provided that Disclosures are Required By Law, or Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required By Law or for the purpose for which it was disclosed to the person, and the person notifies the Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached.

(c) Except as otherwise limited in this Addendum, Business Associate may use Protected Health Information to provide Data Aggregation services to Covered Entity as permitted by 45 CFR § 164.504(e)(2)(i)(B).

(d) Business Associate may use Protected Health Information to report violations of law to appropriate Federal and State authorities, consistent with 45 CFR § 164.502(j)(1).

3.      Obligations of Covered Entity.

(a) Covered Entity shall notify Business Associate of any limitation(s) in its notice of privacy practices of Covered Entity in accordance with 45 CFR § 164.520, to the extent that such limitation may affect Business Associate’s Use or Disclosure of Protected Health Information.

(b) Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by an Individual to use or disclose Protected Health Information, to the extent that such changes may affect Business Associate’s Use or Disclosure of Protected Health Information.

(c) Covered Entity shall notify Business Associate of any restriction to the Use or Disclosure of Protected Health Information that Covered Entity has agreed to in accordance with 45 CFR § 164.522, to the extent that such restriction may affect Business Associate’s Use or Disclosure of Protected Health Information.

4.      Permissible Requests by Covered Entity. Covered Entity shall not request Business Associate to use or disclose Protected Health Information in any manner that would not be permissible under the Privacy Rule if done by Covered Entity, unless otherwise noted in this Addendum.

5.      Term and Termination.

(a) Term. The Term of this Addendum shall be effective upon execution of this Addendum by both parties, and shall terminate when all of the Protected Health Information provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if it is infeasible to return or destroy Protected Health Information, protections are extended to such information, in accordance with the termination provisions in this Section. This Addendum shall terminate upon termination of the Agreement The Agreement shall terminate immediately upon termination of this Addendum unless Business Associate no longer meets the criteria of a Business Associate under HIPAA.

(b) Termination for Cause. Upon Covered Entity’s knowledge of a material breach by Business Associate, Covered Entity shall either:

(i) Provide an opportunity for Business Associate to cure the breach or end the violation and terminate this Addendum and the Agreement if Business Associate does not cure the breach or end the violation within the time specified by Covered Entity;

(ii) Immediately terminate this Addendum and the Agreement if Business Associate has breached a material term of this Addendum and cure is not possible; or

(iii) If neither termination nor cure is feasible, Covered Entity shall report the violation to the Secretary.

(c) Effect of Termination.

(i) Except as provided in paragraph (ii) below of this section, upon termination of this Addendum, for any reason, Business Associate shall return or destroy all Protected Health Information received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity. This provision shall also apply to Protected Health Information that is in the possession of subcontractors or agents of Business Associate. Business Associate shall retain no copies of the Protected Health Information.

(ii) In the event that Business Associate determines that returning or destroying the Protected Health Information is infeasible, Business Associate shall provide to Covered Entity written notification of the conditions that make return or destruction infeasible. Business Associate shall extend the protections of this Addendum to such Protected Health Information and limit further Uses and Disclosures of such Protected Health Information to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such Protected Health Information.

(d) Cure of Non-material Breach. Covered Entity shall provide an opportunity for Business Associate to cure a non-material breach within the time specified by Covered Entity.

6.      Miscellaneous.

(a) Regulatory References. A reference in this Addendum to a section in the HIPAA Rules (45 C.F.R. Parts 160-64) means the section as in effect or as amended.

(b) Amendment. Covered Entity may at any time modify or amend one or more provisions of this Addendum. Covered Entity shall provide at least thirty (30) days’ prior written notice before these amendments become effective. These amendments will become effective on the date stated by Covered Entity unless Business Associate, prior to the effective date of the amendments, has given notice to Covered Entity of Business Associate’s intent to terminate this Addendum or the Agreement. In such case, the proposed modification or amendment shall not be applicable to Business Associate during the period prior to the termination date.

(c) Survival. The respective rights and obligations of Business Associate and Covered Entity under Section 5(c) of this Addendum shall survive the termination of this Addendum.

(d) Interpretation. Any ambiguity in this Addendum or between this Addendum and the Agreement shall be resolved to permit Covered Entity to comply with the Privacy, Security, and Electronic Transaction Rules. Any conflict between terms of this Addendum and the Agreement shall be resolved so that the terms of this Addendum supercede the relevant terms of the Agreement.

(e) Counterparts. This Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one binding agreement.

(f) Severability. The provisions of this Addendum shall be severable, and if any provision of this Addendum shall be held or declared to be illegal, invalid or unenforceable, the remainder of this Addendum shall continue in full force and effect as though such illegal, invalid or unenforceable provision had not been contained.

Appendix E – Source Code Escrow

NOTE: Escrow Attached Separately

Exhibit 1 to Appendix E – Acceptance Form

Account Number: 21361-1305202

Account Name: Master Source Code Escrow Agreement

Depositor: Preferred Beneficiary and Iron Mountain Intellectual Property Management, Inc. (formerly DSI Technology Escrow Services, Inc. (“Iron Mountain”), hereby acknowledge that Health Care Service Corporation is a Preferred Beneficiary referred to in the Master Source Code Escrow Agreement (“Agreement”) with Iron Mountain as the escrow agent and MEDecision, Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of the Agreement.

The following provision is added to Section 4.1 of the Agreement but only as it applies to Health Care Service Corporation:

Depositor acknowledges and agrees that any failure to perform its Support obligations under Appendix A of the License Agreement in violation of the License Agreement will also constitute a Release Condition, provided that the applicable Standard Support services function(s) is not resumed within ten (10) days written notice to Depositor of Preferred Beneficiary’s claim that such failure constitutes a Release Condition under the Agreement and that Preferred Beneficiary intends to file for release of the Deposit Materials under Section 4.3 of the Agreement.

The first sentence of Section 4.3 of the Agreement is deleted and replaced as follows, but only as it applies to Health Care Service Corporation.

From the data MEDecision receives notification requesting release of the Deposit Materials pursuant to Section 4.1 of this Agreement only, MEDecision will have three (3) business days to deliver to DSI contrary instructions (“Contrary Instructions”).

Notices and communications should be addressed to:		Invoices should be addressed to:

Company		Company
Name:		Name:

Address:		Address:
Designated
Contact:	__________________________________	Contact:

Telephone:	__________________________________

Facsimile:	__________________________________

Email:	__________________________________

MEDecision, Inc.		Health Care Service Corporation		Iron Mountain Intellectual Property Management, Inc.
Signature:	/s/ Danielle Russella	By:	/s/ Pat Maroney	By:	___________________

Name:	___________________	Name:	___________________	Name:	___________________

Title:	___________________	Title:	___________________	Title:	___________________

Date:	12/28/05	Date:	12/28/05	Date:	___________________

Appendix F - Prior MEDecision/HCSC License Agreements

BCBS ILLINOIS (BCBSIL) CONTRACTS AND AMENDMENTS

Title	Products	Effective Date	Term	Expires	Amount	Retires
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	Same as above
[***]	[***]	[***]	[***]	[***]	[***]	Same as above

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix G – Travel and Expense Policy

The following general travel guidelines are provided for vendors/contractors/consultants (hereafter ‘Vendors’). HCSC expects all our travelers, including our vendors, to use sound business judgment in selecting business venues. In addition, all costs incurred for business should be reasonable. Vendors should use their own travel agency to make travel arrangements. In addition, vendors should follow their own travel policy or HCSC’s, whichever is more restrictive.

Air Travel

Lowest logical airfare to meet business needs:

Advance purchase
Economy class, no upgrades
Non-refundable tickets

Ground Transportation

Lowest cost option to meet business needs:

Off-airport parking options
Public transit or shuttle where available, or taxi
Rental car only when needed for business

Hotels

Use vendor preferred or HCSC preferred properties where available
No upgrades

Meals

The more restrictive of:

The vendor’s policy, or
HCSC’s daily cap of $65 inclusive of tax and tip

Appendix H – Restricted Personnel (by Project Title)

[***] includes:
[***]
[***]
[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix I – MEDecision Competitors

The current list of MEDecision Competitors includes:
[***]
[***]
[***]
[***]
[***]
[***]
[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

601 Lee Rd. Chesterbrook Corporate Center Wayne, PA 19087 Phone: 610-540-0202 Fax: 610-540-5100

Schedule 1	# HCSC-P001

This Schedule incorporates the Master Product Agreement Number: HCSC-OIP (“Agreement”)

Customer Purchase Order Number. __________________________

Customer:	HEALTH CARE SERVICES CORPORATION (HCSC), a Mutual Legal Reserve Company, d/b/a Blue Cross Blue Shield of Illinois, Blue Cross Blue Shield of Texas, Blue Cross Blue Shield of New Mexico

Authorized Location and Address for Support: HCSC, MEDecision’s Offices, and MEDecision’s ASP facility

Effective Date of this Schedule: November 15, 2005

Term of the license granted under this Schedule 1: [***] . Thereafter, Customer may renew the licenses granted under this Schedule for up to [***] by providing MEDecision with written notice at least [***].

No additional License Fees for [***] optional renewal years [***].

Should Customer renew this Schedule for the optional renewal years [***], the applicable [***] would apply; if Customer wishes to receive Support Services for [***], the applicable [***] would also apply.

Should Customer renew this Schedule for the optional renewal years [***], the applicable [***] would apply.

1.      LICENSE

A.      MEDecision Products.

Subject to the terms of the Agreement, MEDecision grants to Customer a nonexclusive, nontransferable license to install the MEDecision Products set forth below at the Authorized Location set forth above, and a nonexclusive, nontransferable internal use license for Customer, its employees and Third Party Vendors, a nonexclusive, nontransferable license to use the MEDecision Products in the normal course of the Customer’s managed care, preadmission certification, continued stay review or case management business or other business of Customer as mutually agreed upon in writing between the parties. In addition, Customer may process Members/Lives data from other health plans using the MEDecision Products provided that Customer pays MEDecision for the additional Members/Lives. Customer may also grant Health Care Providers with access to the MEDecision Products that are designed to be utilized by Health Care Providers

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Table One: MEDecision Products

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]				[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Notes:

(1)	Annual Support Fees and Annual ASP Hosting Fees [***] . Thereafter, Annual Support Fees and Annual ASP Hosting Fees [***]. The first year’s ASP Hosting Fees are due on the Effective Date of this Schedule and will be paid within [***]. Thereafter, ASP Hosting Fees will be due and payable [***] as set forth on Exhibit E -Payment Terms to this Schedule. Annual Support Fees are due and payable [***]. The first year’s Annual Support Fees [***] as set forth on Exhibit E to this Schedule.

(2)	The term of the license for the [***]

No additional License Fees for the [***]. Should Customer renew this Schedule for the optional renewal years [***], the applicable [***] would apply; If Customer wishes to receive Support Services for [***], the applicable Annual Support Fees would be due [***].

(3)	Advanced Medical Management [***].

(4)	The OptiCarePath Comprehensive Suite entitles Customer to [***].

(5)	The CaseAlert Product as list in Table One above is [***]. For as long as Customer is current in the payment of Annual License Fees for [***]. Additional CaseAlert data sources not identified prior to the Effective Date of this Schedule, [***]. Any additional fees would be detailed in a separate Scope of Work.

Should Customer elect to perform [***], the following provisions will apply:

No [***].

[***]	can be performed [***], however [***]. At such time that the [***] and Customer wishes [***], MEDecision will [***]

If Customer elects to have MEDecision perform [***], MEDecision will provide [***].

Information from [***] performed by Customer will not be [***]. [***]

(6)	The [***] for [***] licenses granted under Table One [***]. Should Customer renew this Schedule for the optional renewal years [***], applicable [***] would be due [***].

(7)	Transactions and Information Exchange has [***].

(8)	[***]. The [***] can support [***], for example [***], through the use of its [***]. The [***] supports custom messaging including a welcome message to support the [***].

Services Requested by Customer.

For any fees for services related to additional services described in this Agreement, MEDecision may [***] perform such services with [***].

Documentation.

The applicable Documentation for the MEDecision Products licensed under this Schedule as set forth in Exhibit A.

[***].

Pricing for MEDecision Products is based on [***]. Customer will notify MEDecision in writing within [***], the parties will then enter into an Amendment to this Schedule and Customer will pay any [***].

During the [***] term of this Schedule, and for the optional [***] renewal period, the following fees will apply for [***]:

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Additional PMPM Fees for [***]

MEDecision Product Groups	[***]	[***]
[***]	[***]	[***]

During the initial [***] term of this Schedule, and for the optional [***] renewal period, the following fees will apply to iEXCHANGE Transactions:

iEXCHANGE Fee Table-(9)
iEXCHANGE Transaction Fees	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]
[***]	[***]		[***]
[***]			[***]
[***]			[***]
[***]	[***]		[***]
[***]	[***]
[***]	[***]
[***]			[***]

Notes:

(9)	Starting[***] Customer may notify MEDecision in writing [***] in which case [***]. In the event that Customer [***]. If the parties [***]. iEXCHANGE transaction fees [***].

(10)	Customer will pay [***] and the [***] set forth in Exhibit B. [***] and any [***]. See Exhibit B for [***].

(11)	The [***] indicated in the [***] includes the following: [***] [***] [***]

iEXCHANGE Telecommunications Fees.

Customer will reimburse MEDecision for all associated telecommunications costs to gain access to the MEDecision data center including the telecommunication line charges, all 800# costs for providers utilizing the IVR system, administrative, communication lines installation costs and port charges within [***] The analog lines need to be provisioned by MEDecision to provide direct support and accountability and troubleshooting for the IVR applications from the Carrier to the IVR infrastructure.

B. Third Party Products. Subject to the terms of the Agreement, MEDecision grants to Customer a [***] license to install the Third Party Products set forth below at the Authorized Location set forth above, and a [***] internal use license for Customer, its employees and Third Party Vendors, a nonexclusive, nontransferable license to use the Third Party Products solely in conjunction with the MEDecision Products in the normal course of the Customer’s managed care, preadmission certification, continued stay review or case management business or other business of Customer as mutually agreed upon in writing between the parties. In addition, Customer may process data from other health plans using the Third Party Products provided that Customer pays MEDecision for any additional Instances and Concurrent Users.

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Table Two: Third Party Products

Third Party Product Code	Third Party Product Name	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]			[***]		[***]
	[***]		[***]	[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]				[***]	[***]	[***]
(12)	Annual License Fees and Annual Support Fees [***].

(13)	Annual License Fees for [***]. Should Customer renew this Schedule for the optional renewal years [***], the applicable [***].

(14)	No additional License Fees for [***] licenses granted under Table Two will be due for the optional renewal [***]. If Customer wishes to receive Support Services for these Products, the applicable Annual Support Fees would be due annually in advance.

(15)	For each additional [***], a license [***]. Fees for the [***].

(16)	Basic functionality for printing letters is available [***].

C. Previous Third Party Products. MEDecision grants to Customer a [***] license to use the following Third Party Products listed in Table Three at the Authorized location for [***].

Table Three: CarePlanner WinUCS – Third Party Products

Third Party Product Code	Third Party Product Name	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]

Notes:

(16)    For any [***] Annual License Fees and Annual Support Fees paid by Customer [***] For a period of time, MEDecision recognizes that [***].

2.      [***]

Subject to the terms and conditions of [***].

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:

(17)    In order to [***]

3.      PAYMENT TERMS

License Fees of [***] are due on the Effective Date of this Schedule and payable within [***] the Effective Date of this Schedule. Thereafter, fees are set forth in the attached Payment Terms in Exhibit E.

Intending to be legally bound, each party has had this Agreement executed by its duly authorized representative.

MEDecision, Inc.			Health Care Service Corporation, a Mutual Legal Reserve Company d/b/a Blue Cross Blue Shield of Illinois, Blue Cross Blue Shield of Texas, Blue Cross Blue Shield of New Mexico

By:	Danielle Russella

Name:	/s/ Danielle Russella
		By:	/s/ Pat Maroney
Title:	Senior Vice President
		Name:	__________________________________
Date:	12/28/05
		Title:	__________________________________

		Date:	12/28/05

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A – List of Documentation

The documentation provided for the Products being licensed under this Schedule I as of the Effective Date is as follows:

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B: Patient Clinical Summary Overview and PCS Fee Structure

1.      Patient Clinical Summary (PCS) Overview

The goal of the PCS Fee Structure described in Section 2 of this Exhibit B is to allow Customer to aggressively drive adoption of the PCS throughout their networks even though the full true value proposition has yet to be proven. MEDecision and Customer have agreed that there are at least four (4) components of “value” that will likely need to be considered in order to ultimately arrive at a fair price for MEDecision’s PCS intellectual property (IP), the IP to be developed over the term of this Schedule I and for the optional two (2) year renewal period, and the work that MEDecision performs on Customers behalf to promote PCS adoption.

As part of the PCS Fee Structure described in this Exhibit B and to promote this PCS adoption, MEDecision will commit to provide resources to rollout the PCS to hospitals, major medical groups (for example, Northwestern and Southwestern Physician Associates) and emergency departments (EDs) without compensation.

The four (4) components of value are:

1)    Additional Market Influence from EHR Leadership - By demonstrating its commitment to new approaches for collaborating with providers and members, to new technologies, and to progressive risk-taking, Customer will potentially find that its negotiations with potential acquisitions, provider networks, other business partners, and political and regulatory bodies will be easier and more productive.

2)    Additional Customers and Customer Revenue - By implementing the PCS aggressively with the support of its leading providers and with its customers, Customer hopes to be able to secure more contracts for its insured and its ASO businesses, as well as possibly improving its margin on existing business.

3)    Improved Quality of Care and Outcomes for its Members - By targeted distribution of the PCS information, including “Potential Treatment Opportunities” (gaps in care flags), to physicians at the time of a patient interaction (and to the members themselves, as appropriate), the opportunity exists to improve the quality of care and, ultimately, the clinical outcomes for that patient This would help to meet Customers social mission and to further secure its position of leadership in the industry and its relationships with employers and governments.

4)    Reduction in Healthcare Cost Trend - The estimates being used today for the potential savings from clinical data sharing and enhanced clinical decision support at the point of care range from 7% to 30% of current total expenditures. While the PCS by itself doesn’t rise to meet the full definition for the fully interoperable environment envisioned today, it represents a major step in that direction. Consequently, it is hoped that Customer and its customers could see a real reduction in the cost increases endemic to the healthcare system today. The savings seen just from limited application of “gaps in care” interventions are reported [by Aetna’s ActiveHealth subsidiary, which charges between $0.80 and $1.20 PMPM] to be upwards of $6.00 PMPM; the potential for well-implemented PCS distributions could well exceed that financial return.

The realized value of some of these value components will be difficult to accurately measure, but that that doesn’t diminish their value to Customer. To that end we should focus on quantifying the Reduction in Cost Trend results, since strong returns there will easily justify, by themselves, fair pricing for the PCS services over the term of this Schedule I and for the optional two (2) year renewal period.

Both parties have agreed that [***]. While MEDecision [***].

Given that MEDecision is not attempting to lock Customer into long-term pricing that may put Customer at a competitive disadvantage in the future, both parties have agreed to language that allows for the reevaluation of the PCS Fee Structure should certain trends appear in the market for PCS-comparable technologies or if it becomes clear that the return on Customer’s costs are effectively nil or negative [***].

Finally, recognizing that Customer is putting a great deal of trust in MEDecision and MEDecision’s ability to provide Customer with its core clinical application, both parties have agreed to guarantee that Customer can continue to use the intellectual property embedded in the interfaces that MEDecision designs to exchange PCS data with third parties for both standard and non standard interfaces (for example Personal Health Management vendors, EMR vendors, Provider Portals, etc.). This covers the IP in the interface and not the IP used in the creation of MEDecision’s PCS transactions. The intent is to allow Customer to substitute MEDecision’s application with applications that can send and receive data to third parties in the same formats that MEDecision did; the developers of those applications would still need to figure out for themselves (without violating any MEDecision intellectual

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

property rights) how to best process the data needed for, and received from, those interfaces. For interfaces that Customer has contracted MEDecision to develop, Customer expects fully documented business and technical guidelines on interface development.

2.      PCS Fee Structure

Both parties have recognized that the value of the PCS exceeds the cost of an electronic transaction. However, because the value of the PCS is enabled by active use at the hospital, ED, or physician office both parties agreed to a fee structure (PCS Fee Structure) based on the electronic delivery of the PCS in preparation for services being rendered to Customer’s members.

The PCS Fee Structure for the term of this Schedule I and for the optional two (2) year renewal period will include two (2) major components: Transaction Fees and Monthly Minimum Fees. Transaction Fees are subject to a Monthly Minimum Fee during the first eighteen (18) months from the Effective Date of this Schedule I. The Transaction Fees will decrease in cost as volume increases. The Monthly Minimum PCS Fees will provide the cash flow to cover MEDecision’s services and costs that will drive PCS adoption in high-value settings, but will be credited towards actual Transaction Fees each month.

It is the expectation of both parties that the PCS Fee Structure is likely to change during the term of Schedule I and for the optional two (2) year renewal period with a possible shift to a PMPM-oriented method that differentiates between administrative services only (ASO) and fully insured membership numbers.

Transaction Fees

Customer will pay MEDecision a Transaction Fee for each PCS transaction retrieved by an outside entity. For removal of doubt an outside entity is a non-Customer employee or system. However, if the same outside entity requests more than one PCS on the same Patient within the “batch” data refresh period or two (2) days (whichever is longer), only one (I) Transaction Fee will be charged.

The Transaction Fee will be $[***] .

When PCS transactions exceed [***] transactions in any contract year, the Transaction Fee for all additional transactions will be reduced by [***] through the end of that contract year. However, if actual transactions exceed [***] in that same contract year, the Transaction Fee for all transactions above [***] will be reduced by [***] through the end of that contract year. For removal of doubt a contract year is calculated from the Effective Date of Schedule I through the anniversary of Schedule I and any subsequent anniversary.

Monthly Minimum Fees

Customer will pay MEDecision the Transaction Fee specified above. During the period from when the PCS is available and updated at least monthly for [***] members, until [***] from the Effective Date of Schedule 1, Customer will pay MEDecision on a monthly basis a minimum of $[***] per month (“Monthly Minimum PCS Fees”). The Monthly Minimum PCS Fees will be credited against each month’s actual Transaction Fee charges for the same month.

[***], if the Monthly Minimum PCS Fees paid are greater than the PCS Transaction Fees for the month, any unused portion may be applied only to future PCS Transaction Fees. For example, if during the [***] month in which the Monthly Minimum Fees begin to accrue, if only $[***] in actual PCS Transaction Fees would have been payable, Customer will have a credit of $[***] that may be applied to future PCS Transaction Fees.

[***]
[***]

3.      [***]
         [***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Eighteen (18) months from the Effective Date of this Schedule 1, MEDecision and Customer will re-evaluate the PCS Fee Structure described above.

The collection of actual Customer PCS statistics over a twelve (12) to eighteen (18) month period including adoption rates, usage, and ROI§, coupled with the health care market and competitive products, will be used to reevaluate a market-based go-forward pricing model. Based on the collection of this information, Customer and MEDecision may mutually agree to a new PCS Fee Structure. However, if the parties cannot agree on a new pricing model, then the PCS Fee Structure described above will continue in effect provided Customer has the “best price” available in their primary markets (see a. above) for a substantially similar product. If MEDecision cannot meet the best price, has a product which is less comprehensive than what is otherwise available to Customer, or Customers requirements or business practices change, Customer reserves the right to no longer deliver the PCS to outside entities. MEDecision will guarantee that this subsequent pricing model will not be priced higher than the model described in the PCS Fee Structure described above for the term of this Schedule 1 and for the optional two (2) year renewal period. The PCS Fee will be reevaluated every eighteen (18) months thereafter.

§ The ROI model will be developed jointly by Customer and MEDecision. A third party will validate the results of Customer’s analysis.

Exhibit C: Patient Clinical Summary Terms and Conditions For Security and Confidentiality of Patient Records and Information

MEDecision and HCSC will determine the final terms of use language for the Patient Clinical Summary, This language will be materially similar to the language included in this Exhibit C.

1.      General. This site permits an authorized provider (“Provider” or “You”) to access certain patient care information for patients whom Provider treats in connection with Payor’s care management program. Payor maintains confidential patient records and information that can be accessed through the Patient Clinical Summary software tools (“PCS System”). The PCS System is licensed to Payor by MEDecision, Inc. (“MEDecision”) pursuant to that certain licensing agreement (“License Agreement”). MEDecision shall have the same rights against any Provider using the PCS System as it has against Payor under the License Agreement Provider is placed in a unique position of trust since a major responsibility of Provider is the security and confidentiality of patient records and information. Security and confidentiality concern all providers who have access to confidential patient information. The purpose of these terms and conditions (“Terms and Conditions”) is to clarify the Providers responsibilities when utilizing the PCS System in connection with Payor’s care management program. By accessing and utilizing this site, you agree to the Terms and Conditions of this agreement (“Agreement”). If you do not agree with these Terms and Conditions or you have inadvertently accessed this site, you should terminate this application immediately.

2.      Scope of Use. Subject to the terms of this Agreement and for the sole purpose of assisting in the evaluation and treatment of patients, Provider is permitted to access and use the PCS System. Provider may use the PCS System and Confidential Patient Information (defined below) made available thereunder only upon patient consent and as authorized or required by applicable federal and state law, including, without limitation, the privacy and security regulations promulgated pursuant to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). You should refer to Payor’s Privacy Policy for limitations on your right to use and disclose Confidential Patient Information in connection with Payor's care management program and to determine if a use or disclosure of such Confidential Health Information is otherwise permitted hereunder. You agree you have read and understand Payor's Privacy Policy. Use of Confidential Patient Information is permitted only for Providers internal use on the PCS System in the ordinary course of business in connection with Payor’s care management program, and such Confidential Patient Information shall not be used directly or indirectly on behalf of any other party. Further, notwithstanding anything to the contrary in these Terms and Conditions, Provider may not (a) use or otherwise disclose Confidential Patient Information for any other purpose other than a purpose expressly stated in these Terms and Conditions; or (b) use or disclose Confidential Patient Information in the manner that violates or would violate applicable federal or state law. Within these parameters, Providers may use Confidential Patient Information for, in, and on a single computer unit used by Provider (the “Work Station”).

3.      Security Key. Provider may activate and use the PCS System provided that Provider is a participating provider of Payor and has been issued an appropriate access code and password. Provider shall keep such access code and password secure from unauthorized access by and disclosure to any third party.

4.      Confidentiality. In general, Provider must treat all patient records, materials, information and Protected Health Information (“PHI”) accessed on or through the PCS System as confidential (collectively, “Confidential Patient Information”), and not use or disclose such Confidential Patient Information except as permitted hereunder. PHI means individually identifiable health information that is transmitted electronically or maintained in electronic or other medium. The term “individually identifiable health information” means health information, including demographic information collected from an individual that: (i) is created or received by a health care provider, health plan, employer or health care clearinghouse; and (ii) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual; or (b) creates a reasonable basis to believe the information can be used to identify the individual. The term “health information” means any form of oral or written information that (i) is created or received by a health care provider, health plan, public health authority, employer, life insurer, school or university, or health care clearinghouse; and (ii) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual. Provider shall not, for any reason, either directly or indirectly, divulge any Confidential Patient Information to any third party or use such Confidential Patient Information for Provider’s own benefit.

5.      Expressly Prohibited Uses. Provider agrees that Provider (a) shall not make or permit unauthorized use or disclosure of any Confidential Patient Information maintained or stored on the PCS System or accessed by Provider through the PCS System; (b) shall not seek personal benefit or allow others to benefit personally by knowledge of any Confidential Patient Information which has come to him by virtue of his access to the PCS System; (c) shall not exhibit or divulge the contents of any record or report a false, inaccurate, or misleading entry; nor shall Provider knowingly expunge or cause to be expunged in any record or report a data entry; (d) shall not remove any official record or report or copy thereof from where it is maintained; (e) shall not aid, abet nor act in conspiracy with another to violate any part of these Terms and Conditions; (f) make unauthorized use or disclosure of the Confidential Patient Information; (g) disassemble, decompile, recast, or reverse engineer the PCS System or create a substantially similar system; (h) distribute any Confidential Patient Information for commercial gain or otherwise; (e) copy the Confidential Patient Information in any form except as necessary to use such Confidential Patient Information in accordance with this Agreement; or (f) modify, alter, delete or obscure any Confidential Patient Information. Provider shall ensure his compliance with this Agreement and shall bear the responsibility for any breach of this Agreement by him. Any knowledge of a violation of these Terms and Conditions shall immediately be reported to Payor. If Provider breaches any of the Terms or Conditions of this Agreement, Provider’s access to this site shall be terminated immediately. Violation of these Terms and Conditions may also lead to reprimand, suspension or termination of Provider from Payor, consistent with Payor's credentialing policies.

6.      Authorization for Use Compliance Verification. Provider expressly authorizes Payor to electronically access, from time to time, the Work Station to verify Provider’s compliance with Section 2 hereof. In connection with such access, Payor shall have the right to verify: (a) the name of Provider; (b) the name of Providers registered user number (c) the internet address of the Work Station; and (d) the name of the registered user on the network.

7.      Third-Party Disclaimer. NEITHER MEDECISION NOR PAYOR MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THIS SITE OR THE INFORMATION MADE AVAILABLE ON THIS SITE, EXPRESS OR IMPLIED (INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND/OR USE).

8.      Warranty Disclaimer. PROVIDER UNDERSTANDS AND AGREES THAT (A) THIS SITE AND ANY INFORMATION MADE AVAILABLE ON THIS SITE IS PROVIDED TO PROVIDER “AS IS” AND (B) THE SITE IS PROVIDED WITHOUT, AND MEDECISION AND PAYOR EXPRESSLY DISCLAIM, ANY AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, WHETHER ARISING BY STATUTE, COURSE OF DEALING, USAGE, OR TRADE, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF ACCURACY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR TITLE.

9.      Patient Care Responsibility. Provider acknowledges and agrees that MEDecision is not engaged in the rendering of medical, health or psychological diagnosis, treatment, evaluation, patient care or any other kind of personal professional services in licensing the PCS System to Payor. The PCS System and the information to be made available and any information made available on this Site are to be used as a tool to assist Provider in connection with Payor’s care management program. MEDecision expressly disclaims all responsibility for any liability, loss or risk which is incurred as a consequence, directly or indirectly, of Payor's use of the PCS System.

10.    Indemnification. Provider hereby agrees, at Provider’s own expense, to indemnify, defend and hold harmless MEDecision and Payor from and against any loss, cost, damages, liability, or expense arising out of or relating to (a) a breach by Provider of the Terms and Conditions of this Agreement, or (b) any violation of any law, regulation or rights of a third party.

11.    Miscellaneous. Neither party shall be responsible for any delay or failure of performance resulting from causes beyond its control. This Agreement may be modified and updated from time to time and Provider will be informed of such changes. This Agreement is governed by Pennsylvania law. Provider consents to jurisdiction of the courts in Pennsylvania. Provider may not assign this Agreement Any noun or pronoun used in this Agreement shall be construed in masculine, feminine or neuter as its sense and use may require.

12.    Survival. The provisions of Sections 4, 7, 8, 9, 10, 11. and this Section 12 shall survive termination of this Agreement

By accessing this site, you represent that you have the authority to do so and acknowledge and agree that you have received a copy of, have read, do understand, and will comply with these Terms and Conditions for Security and Confidentiality of Patient Records and Information.

Exhibit D – [***] and Premier Client Program

Customizations and Priority Enhancements

A Priority Enhancement means any modification to a MEDecision Product made under an SOW that is included in a new Release or Version of a MEDecision Product for distribution to other MEDecision customers. A Customization means any modification to a MEDecision Product made specifically for Customer under an SOW that is not included in a new Release or Version of a MEDecision Product. The parties will agree on a SOW by SOW basis on which development, interface and integration projects/efforts are Priority Enhancements and which development, interface and integration projects/efforts are Customizations.

[***]

CareKey Integration

[***]. However, as described in the MEDecision and CareKey Partnership Agreement, dated August 8, 2005, both MEDecision and CareKey agree that should the MEDecision/CareKey integration solution be sold by MEDecision or CareKey to other health plans, CareKey and MEDecision will pay HCSC a royalty for each licensed instance of the integration solution. Such royalty will be agreed to before commercializing the interface; however, in no event shall the total royalty payments received by HCSC exceed the initial integration costs originally paid by Customer.

Note that for the purposes of the development and support of the CareKey/MEDecision integration, the data exchange formats will be treated as public domain format As such, other integration partners will be able to implement to those formats for the purposes of exchanging data.

Medstat Integration

[***]. However, should Customer elect to have the Medstat Priority Enhancement integration completed seven (7) months following signature of MEDecision’s Statement of Work entitled #HCSC SOW #002: HCSC Enterprise Implementation - Phase I SOW or seven (7) months after the selection of Medstat’s predictive modelling solution, which ever is later, then for the term of this Schedule I should another MEDecision client license the Medstat Priority Enhancement integration, MEDecision will pay Customer a 5% royalty. The royalty will be based on the net license fees received by MEDecision for the Medstat Priority Enhancement integration.

Blue Association- wide Specific Developed Enhancements

MEDecision will further grant Customer rights to any Blue Association wide specific developed enhancement(s), at no charge. implementation services and travel will be additional. For example, if another Blues plan would sponsor a project for MEDecision to develop an interface with one of the Association’s selected vendors, this interface would be made available to Customer for no additional license fees. Another example, although specifically excluded from this exclusivity section, is the Association’s BlueExchange program.

[***]

[***]

Premier Client Program

MEDecision also recognizes the knowledge, experience and insight that Customer will bring to MEDecision’s own continual evolution. As a result, upon execution of this letter of agreement, MEDecision will include Customer in the MEDecision Premier Client Program. This program has been reserved specifically for a select few of our most innovative and influential clients. Highlights of the program include:

• A preferential voice in MEDecision product strategy and direction.

• Preview and feedback on new MEDecision product functionality

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

• MEDecision sponsored Premier Client meetings for sharing experiences and medical management systems strategies.

• MEDecision sponsored semi-annual product and technology meetings, involving MEDecision’s executive team and development leaders to review MEDecision product direction and trends.

• Semi-annual Customer specific Executive meetings to review MEDecision products status and opportunities as they relate specifically to Customer’s Enterprise objectives.

As part of the Premier Client Program, Customer will be engaged in the CollaboraCare Consortium by receiving updates on the status of the Consortium partnerships including what new partnership opportunities are being pursued. Customer will have the opportunity to recommend vendors for consideration for the Consortium. Customer will further have the ability to leverage CollaboraCare Consortium partners for its benefit Benefits back to Customer would in turn be those aligned to their corporate or subsidiary goals to foster improved health care delivery, communication, support the connectivity of Customer with its member and provider base, etc.

In summary, MEDecision’s Collaborative Care Management solution, as proposed, assumes a joint investment in a strategic relationship between MEDecision and Customer. This investment strengthens the existing vision that we share in the next generation of healthcare. Moreover, our solution will offer Customer benefits that cannot be achieved with any other vendor’s solution:

[***]

[***]

[***]

[***]

MEDecision’s 17 years of integration experience in conjunction with our recently formed CollaboraCare Consortium will connect Customer with the other healthcare industry constituents, providing all parties access to more timely data to improve care management decisions and ultimately outcomes. This sharing of data will improve the relationships with Providers, Patients and Partners (e.g., Disease Management outsourcing vendors).

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E – Payment Terms

LICENSE AND SUPPORT FEES
Description	Payment Date	Amount
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Notes
[***]
[***]

      ***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.